UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

INVESTINDUSTRIAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39720	98-1556465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1, 3rd Floor, 11-12 St. James’s Square London, United Kingdom	SW1Y 4LB
(Address of principal executive offices)	(Zip Code)

+44 20 7400 3333

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one warrant	IIAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	IIAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	IIAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Investindustrial Acquisition Corp., a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 4.02	Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On November 22, 2021, the Company’s management (the “Management”) and the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that due to a reclassification of the Company’s temporary and permanent equity, the Company’s (i) previous audited balance sheet related to its IPO dated November 23, 2020, its unaudited pro forma balance sheet dated November 27, 2020, its quarterly unaudited financial statements as of September 30, 2020 and for the period from September 7, 2020 (inception) through September 30, 2020 and its audited financial statements as of December 31, 2020 and for the period from September 7, 2020 (inception) through December 31, 2020, as previously restated in the Company’s Annual Report on Form 10-K/A for the period from September 7, 2020 (inception) to December 31, 2020 and as of December 31, 2020, filed with the SEC on May 27, 2021 (the “Form 10-K/A”), (ii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 1, 2021, (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 13, 2021, and (iv) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (collectively, the “Affected Periods”), should no longer be relied upon. In addition, the audit report of Withum included in the Current Report on Form 8-K filed with the SEC on November 30, 2020 and included in the Form 10-K/A filed with the SEC on May 27, 2021 should no longer be relied upon. Since the Company’s IPO, the Company has considered the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per Class A ordinary share while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Previously, the Company did not consider redeemable stock classified as temporary equity as part of net tangible assets. Upon further analysis, Management has determined that the Class A ordinary shares issued during the IPO and pursuant to the exercise of the underwriters’ overallotment can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, Management concluded that the redemption value should include all Class A ordinary shares subject to possible redemption, resulting in the Class A ordinary shares subject to possible redemption being equal to their redemption value.

In addition, on November 22, 2021, the Management and the Audit Committee concluded that the Company’s unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021, should no longer be relied upon due to an error in recognizing the Deal-Contingent Forward (as defined below) in such financial statements. On July 19, 2021, in conjunction with the Business Combination Agreement, the Company entered into a deal-contingent forward currency contract (the “Deal-Contingent Forward”) to purchase €305.0 million at set daily rates from October 13, 2021 through April 19, 2022. Previously, the Company did not recognize the Deal-Contingent Forward on the Balance Sheet or within the Statement of Operations. After discussion and evaluation, including with our Audit Committee, Management has determined that the Deal-Contingent Forward should have been recognized on the Balance Sheet at fair value with changes in fair value recognized within the Statement of Operations.

The Company does not expect any of the above changes will have any impact on its cash position and investments held in the trust account established in connection with the IPO (the “Trust Account”).

As such, the Company intends to restate the financial statements for the Affected Periods in an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (the “Q3 Form 10-Q”), and in an amendment to the Form 10-K/A.

Additional Information

In connection with the Business Combination, Zegna has filed amendment no. 2 to a registration statement on Form F-4 (File No. 333-259139) with the SEC that includes a prospectus with respect to Zegna’s securities to be issued in connection with the transactions contemplated by that certain Business Combination Agreement dated as of July 18, 2021, by and among IIAC, Zegna, and EZ Cayman, a Cayman Islands exempted company (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) and a proxy statement with respect to the shareholder meeting of IIAC to vote on the Business Combination. Shareholders of IIAC and other interested persons are urged to read the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents contain important information about IIAC, Zegna and the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of IIAC for voting on the Business Combination. Shareholders of IIAC may also obtain a copy of the F-4, including the proxy statement/prospectus, and other documents to be filed with the SEC without charge, by directing a request to:

Investindustrial Acquisition Corp., Suite 1, 3rd Floor, 11-12 St. James’s Square, London, United Kingdom SW1Y 4LB. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

IIAC and Zegna and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination described in this communication under the rules of the SEC. Information about the directors and executive officers of IIAC and their ownership is set forth in IIAC’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings on Form 10-Q and Form 4. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the IIAC shareholders in connection with the Business Combination is set forth in the registration statement containing the preliminary proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Zegna and IIAC. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the Business Combination, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although each of Zegna and IIAC believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Zegna and IIAC caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, risks and uncertainties are described in the amended proxy statement/prospectus on Form F-4 relating to the Business Combination filed by Zegna with the SEC and other documents filed by Zegna and IIAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Zegna’s and IIAC’s control and are difficult to predict. Forward-looking statements in this communication include, but are not limited to, statements regarding the Business Combination, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the Business Combination. Neither Zegna nor IIAC can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the risk that the Business Combination may not be completed in a timely manner or at all, the ability to complete the Business Combination due to the failure to obtain approval from IIAC’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement or the termination of any PIPE investor’s subscription agreement, the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination, the ability to recognize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the Business Combination, the amount of redemption requests made by IIAC’s public shareholders, costs related to the Business Combination, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, general economic, political and business conditions, applicable taxes, inflation, interest rates and the regulatory environment, the risk that Zegna may not be able to maintain the recognition, integrity or reputation of its brands or is unable to anticipate trends and identify and respond to new and changing consumer preferences, Zegna’s failure to implement its strategy, any disruption in Zegna’s manufacturing and logistics facilities, fluctuations in the price or quality of, or disruptions in the availability of, raw materials used in Zegna’s products, Zegna’s inability to negotiate, maintain or renew its license agreements and strategic alliances, the outcome of any potential litigation, government or regulatory proceedings, changes in macro-economic conditions and tourist traffic and demand, Zegna’s ability to retain certain key personnel and craftsmen, any disruption in Zegna’s information technology, including as a result of cybercrimes, Zegna’s competitive position, risks related to Zegna’s management team’s limited experience in managing a public company, Zegna’s intellectual property position, including its ability to protect and maintain its intellectual property rights, fluctuations in foreign currency exchange rates that could result in currency transaction losses that negatively impact Zegna’s financial results and the anticipated transaction proceed uses and sources, the ability of the combined company to grow and manage growth profitably and retain its key employees, the inability to obtain or maintain the listing of the combined company’s securities on the New York Stock Exchange following the business combination, the impact of the global COVID-19 pandemic on any of the foregoing, and other risks and uncertainties, including those included under the heading “Risk Factors” in the amended registration statement on Form F-4 filed by Zegna with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of IIAC and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Zegna, IIAC, their respective directors, officers or employees or any other person that Zegna and IIAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Zegna and IIAC as of the date of this communication. Subsequent events and developments may cause that view to change. However, while Zegna and IIAC may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Zegna or IIAC as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of IIAC or Zegna, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021	INVESTINDUSTRIAL ACQUISITION CORP.

	By:	/s/ Andrea Cicero
Name: Andrea Cicero
Title: Chief Financial Officer